Employee Benefit Plans:	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans: [Abstract]
Employee Benefit Plans:
(12)	Employee Benefit Plans:

Stock Option Plan

The following is a summary of stock options outstanding at December 31, 2012:

Exercise Price	Weighted Average Remaining Life (Years)	Outstanding Options	Options Exercisable
$16.67	1.4	20,808	20,808

The total amount of options outstanding and the exercise price of options were adjusted to reflect a 2% stock dividend paid to stockholders’ of record on September 30, 2010, and October 3, 2011.

On February 24, 1999, the Board of Directors of the Company adopted the HopFed Bancorp, Inc. 1999 Stock Option Plan (Option Plan), which was subsequently approved at the 1999 Annual Meeting of Stockholders. Under the Option Plan, the Option Committee has discretionary authority to grant stock options and stock appreciation rights to such employees, directors and advisory directors, as the committee shall designate. The Option Plan reserved 403,360 shares of common stock for issuance upon the exercise of options or stock appreciation rights. At December 31, 2012, the Company can no longer issue options under this plan. The remaining 20,808 options are fully vested and outstanding until their maturity date.

On May 31, 2000, the Board of Directors of the Company adopted the HopFed Bancorp, Inc. 2000 Stock Option Plan (the “2000 Option Plan”). Under the 2000 Option Plan, the option committee has discretionary authority to grant stock options to such employees as the committee shall designate. The 2000 Option Plan reserves 40,000 shares of common stock for issuance upon the exercise of options. The Company will receive the exercise price for shares of common stock issued to 2000 Option Plan participants upon the exercise of their option. The Board of Directors has granted options to purchase 40,000 shares of common stock under the 2000 Option Plan at an exercise price of $10.00 per share, which was the fair market value on the date of the grant. At December 31, 2012, all options having been granted under the 2000 Option Plan have been exercised.

The following summary represents the activity under the stock option plans:

	Number of Shares	Weighted Average Exercise Price
Options outstanding, December 2009	110,000	$12.61
Granted	—
Exercised	(30,000)	10.00
Forfeited	—	—
Adjusted for 2% stock dividend	1,600	—

Options outstanding, December 2010	81,600	13.32
Granted	—	—
Exercised	—	—
Forfeited	(51,000)	12.10
Adjusted for 2% stock dividend	612	—

Options outstanding, December 2011	31,212	15.06
Granted	—	—

Exercised	—	—

Forfeited	(10,404)	11.85

Options outstanding, December 2012	20,808	$16.67

Stock options vest and become exercisable annually over a four-year period from the date of the grant. All options are fully vested.

The fair value at the grant date of the vested options outstanding at December 31, 2012, is $91,000 for options issued under the 1999 plan.

At December 31, 2012, the strike price for all outstanding options exceeds the current trading price of the Company’s stock.

2004 HopFed Bancorp Long Term Incentive Plan

On February 18, 2004, the Board of Directors of the Company adopted the HopFed Bancorp, Inc. 2004 Long Term Incentive Plan (the Plan), which was subsequently approved at the 2004 Annual Meeting of Stockholders. Under the Plan, the Compensation Committee has discretionary authority to grant up to 200,000 shares in the form of restricted stock grants, options, and stock appreciation rights to such employees, directors and advisory directors as the committee shall designate. The grants vest in equal installments over a four-year period. Grants may vest immediately upon specific events, including a change of control of the Company, death or disability of award recipient, and termination of employment of the recipient by the Company without cause.

Awards are recognized as an expense to the Company in accordance with the vesting schedule. Awards in which the vesting is accelerated must be recognized as an expense immediately. Awards are valued at the closing stock price on the day the award is granted. For the year ended December 31, 2012, the Compensation Committee granted 10,392 shares of restricted stock with a market value of $73,800. For the year ended December 31, 2011, the Compensation Committee granted 10,972 shares of restricted stock with a market value of $87,000. For the year ended December 31, 2010, the Compensation Committee granted a total of 9,571 shares with a market value of $92,600. The Company recognized $99,000, $118,000, and $134,000 in compensation expense in 2012, 2011 and 2010, respectively.

The remaining compensation expense to be recognized at December 31, 2012 is as follows:

Year Ending December 31,	Approximate Future Compensation Expense
(Dollars in thousands)
2013	$74
2014	50
2015	28
2016	8

The Compensation Committee may make additional awards of restricted stock, thereby increasing the future expense related to this plan. The early vesting of restricted stock awards due to factors outlined in the award agreement may accelerate future compensation expenses related to the plan. However, the total amount of future compensation expense would not change as a result of an accelerated vesting of shares. At December 31, 2012, the Company has 107,565 restricted shares available from the HopFed Bancorp, Inc. 2004 Long Term Incentive Plan that may be awarded.

401(K) Plan

The Company has a 401(k) retirement program that is available to all employees who meet minimum eligibility requirements. Participants may generally contribute up to 15% of earnings, and in addition, management will match employee contributions up to 4%. In addition, the Company has chosen to provide all eligible employees an additional 4% of compensation without regards to the amount of the employee contribution. Expense related to Company contributions amounted to $627,000, $532,000, and $611,000 in 2012, 2011 and 2010, respectively. The reduction in expense related to the 401K program in 2012 and 2011 was the offset of approximately $59,000 and $100,000, respectively, in Company contributions forfeited by employees who are no longer employed at the bank and have not met the full vesting requirements of the plan.

Deferred Compensation Plan

During the third quarter of 2002, the Company purchased assets and assumed the liabilities relating to a nonqualified deferred compensation plan for certain employees of the Fulton division. The Company owns single premium life insurance policies on the life of each participant and is the beneficiary of the policy value. When a participant retires, the benefits accrued for each participant will be distributed to the participant in equal installments for 15 years. The expense recognized by the Company for 2010 amounted to $19,000. The plan is now fully funded and no additional expenses will be recognized. The Deferred Compensation Plan also provides the participant with life insurance coverage, which is a percentage of the net death proceeds for the policy, if any, applicable to the participant. The original face value of all deferred compensation contracts was approximately $668,000. At December 31, 2012, the accrued value of all deferred compensation contacts is approximately $348,000. The Company is currently making cash remittances of approximately $29,000 per year on deferred compensation contracts.